UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2010

Annual Report

LMP Corporate Loan Fund Inc.

(TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Corporate Loan Fund Inc.

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Schedule of investments	4

Statement of assets and liabilities	11

Statement of operations	12

Statements of changes in net assets	13

Statement of cash flows	14

Financial highlights	15

Notes to financial statements	16

Report of independent registered public accounting firm	22

Additional information	23

Annual chief executive officer and chief financial officer certifications	28

Dividend reinvestment plan	29

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of LMP Corporate Loan Fund Inc. for the twelve-month reporting period ended September 30, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 29, 2010

LMP Corporate Loan Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended September 30, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its first estimate for third quarter GDP growth was 2.0%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a net loss of 175,000, 66,000, 57,000 and 95,000 jobs in June, July, August and September, respectively. The unemployment rate ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. In addition, the inventory of unsold homes was a 10.7 month supply in September at the current sales level, versus a 12.0 month supply in August. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that, after four straight increases, month-to-month U.S. home prices fell 0.2% in August.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiv, the manufacturing sector has grown fourteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5. While PMI dipped back to 54.4 in September, thirteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven industries expanded in August.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August. This proved to be a temporary

IV	LMP Corporate Loan Fund Inc.

Investment commentary (cont’d)

situation, however, as risk appetite returned in September.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first seven months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended September 30, 2010. When the period began, two- and ten-year Treasury yields were 0.95% and 3.31%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on September 30, 2010, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively — near their lows for the reporting period. For the twelve months ended September 30, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 8.16%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 29, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii                  Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii               The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv                The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

v                   The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi                Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii             The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

LMP Corporate Loan Fund Inc. 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating or variable rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. Under normal market conditions, the Fund invests at least 80% of total assets in collateralized senior loans. The Fund may also invest up to 20% of total assets in uncollateralized senior loans; investment and non-investment grade corporate debt securities; U.S. government debt; money market instruments; derivatives designed to hedge risks inherent in the Fund’s portfolio; and certain other securities received in connection with investments in collateralized senior loans.

The Fund’s emphasis on long-term investing is combined with consistent monitoring and selling on early warning signs whenever possible. The core credit strategy of the Fund is to identify strong credits in stable industries through thorough analysis and research.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The leveraged loan market saw a gradual but steady recovery during the Fund’s twelve-month reporting period ended September 30, 2010. In fact, as early as the fourth quarter of 2009, we began to see improving trends in the overall credit markets. This was led by the reopening of the capital markets as the sustained low interest rate policy of the Federal Reserve Board (“Fed”) i compelled investors to search for yield, benefiting the high-yield bond and loan markets in particular.

Strong technical conditions on both the supply and demand sides drove the leveraged loan market’s improved performance. The leveraged loan market was helped by a shrinking of the much talked about maturity wall, as issuers took advantage of the improved market conditions and sought amend-to-extend agreements on existing bank deals, or launched bond market refinancings or IPOs. In addition, the new issue loan market saw additional activity during the period as merger and acquisition/leveraged buyout transactions began to resurface. Together, these factors added to the turnover of the institutional loan market, with levels at their highest since 2007. On the whole, this has been a positive as the market has seen its loans, on average, become younger, shorter-dated and more generously priced.

Overall market technicals were favorable during the period due to increased demand from existing market participants seeking to redeploy cash proceeds, as well as from retail investors searching farther afield for yield. Underscoring the technical demand were the strongest inflows in several years, culminating in a total loan volume of $6.7 billion.

From a fundamental standpoint, corporate earnings for many leveraged loan issuers were consistently better than expectations, as companies offset top-line softness with tight expense control and very judicious spending.

Lastly, most market participants were heartened by the declining default rates throughout the period and the prospect of increasingly lower future default rates. Default rates ended September 2010 at a more modest 3.55%, down from a record high of 9.75% in September 2009. Forecasts are calling for continued default rate moderation into the 2-3% range which is consistent with the third quarter annualized rate.

Q. How did we respond to these changing market conditions?

A. We continued to follow a disciplined credit strategy and sought to invest in the most stable companies with solid industry fundamentals. Whenever possible, we sought to improve credit quality by investing in stronger companies in more stable industries or with better capital structures. We also took advantage of refinancings and amend-to-extend transactions to achieve better pricing dynamics while maintaining credit quality in names we liked.

Performance review

For the twelve months ended September 30, 2010, LMP Corporate Loan Fund Inc. returned 11.92% based on its net asset value (“NAV”)ii and 20.34% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averageiii returned 12.42% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

2	LMP Corporate Loan Fund Inc. 2010 Annual Report

Fund overview (cont’d)

During the twelve-month period, the Fund made distributions to common shareholders totaling $0.53 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2010. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of September 30, 2010

Price Per Share	12-Month Total Return*
$11.97 (NAV)	11.92%
$11.14 (Market Price)	20.34%

All figures represent past performance and are not a guarantee of future results.

*                 Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund benefited from the improving loan market conditions during the reporting period which helped to drive up the price of its holdings. The loan market performed well during the reporting period, as the Standard & Poor’s Leveraged Commentary & Data (“LCD”) Flow Name Compositeiv ended the reporting period at 94.5, up from 91.5 at September 30, 2009. The market’s increase in value clearly has had an effect on the Fund’s NAV. At the same time, the Fund achieved below-market default rates which also helped drive performance.

The loan market as a whole enjoyed improved economics as most new issue deals that were syndicated during the reporting period had yield enhancing features including increased coupons, LIBORv floors and original issue discounts. Coupled with our continued low funding costs, the Fund’s ability to generate interest income improved from the prior year.

Q. What were the leading detractors from performance?

A. The Fund was faced with increased volatility during the reporting period (particularly during the second quarter) as the credit and equity markets began to trade increasingly in tandem. Hence, the Fund was not completely insulated from the impact of macroeconomic news, such as weak economic and job reports, sovereign debt issues or the impending increase in financial regulation. We also had to redouble our efforts to remain fully invested as loan prepayments, and often complete repayments from high-yield issuance, led to steady cash build. We were aided by an improved new issue market during most of the period and were successful at utilizing the secondary market as an additional source of assets. Meanwhile, persistently low LIBOR rates and the low interest rate spreads of the vintage positions did impact the Fund’s interest generation ability, but we took every opportunity during the year to enhance our interest income generation.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

LMP Corporate Loan Fund Inc. 2010 Annual Report	3

Thank you for your investment in LMP Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Daniel Slotkin

Portfolio Manger
Citigroup Alternative Investments LLC

October 19, 2010

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short-term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i  The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii  Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii  Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 40 funds in the Fund’s Lipper category.

iv  Standard & Poor’s Leveraged Commentary & Data (“LCD”) Flow Name Composite is a grouping of the fifteen largest loans in the S&P/LSTA Leveraged Loan Index that trade on a regular basis. The bid/ask levels of the composite are compiled via LCD’s Editorial team and traders in the market, making the levels an especially timely picture of the current market. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

v  The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

4	LMP Corporate Loan Fund Inc. 2010 Annual Report

Schedule of investments

September 30, 2010

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans(a) — 90.9%
Aerospace/Defense — 1.8%
Be Aerospace Inc., Term Loan B	5.750%	7/28/14	$598,090	$603,884
McKechnie Aerospace Holdngs Inc., Term Loan B	2.260%	5/11/14	1,274,608	1,264,517
Transdigm Inc., Term Loan B	2.256 - 2.290%	6/23/13	778,491	764,868
Triumph Group Inc., Term Loan B	4.500%	6/16/16	855,611	861,493
Total Aerospace/Defense				3,494,762
Automotive — 1.9%
Dayco Products LLC, Term Loan B2	10.500%	5/13/14	105,109	100,905
Dayco Products LLC, Term Loan B4	11.250%	11/13/14	16,544	14,228	(b)
Kar Holdings, Term Loan B	3.010%	10/18/13	1,443,299	1,409,321
Keystone Automotive Industries Inc., Term Loan B	3.790 - 5.750%	1/12/12	509,921	424,509
Tire Rack Inc., Term Loan B	2.010%	6/24/12	1,040,156	1,012,418
United Components Inc., Term Loan B	—	3/23/17	689,585	695,835	†
Total Automotive				3,657,216
Broadcast Radio and Television — 1.8%
National Cinemedia Inc., Term Loan B	2.050%	2/13/15	985,659	947,876
Univision Communications Inc., Term Loan B	2.506%	9/29/14	1,234,228	1,084,368
Weather Channel, Replacement Term Loan	5.000%	9/14/15	1,412,683	1,419,242
Total Broadcast Radio and Television				3,451,486
Building and Development — 3.7%
Beacon Sales Acquisition Inc., Term Loan B	2.256 - 4.250%	9/30/13	1,127,442	1,068,251
Building Materials Holding Corp., First Lien Term Loan	3.063%	2/24/14	1,076,943	1,064,322
Contech Construction Products Inc., Term Loan	4.250%	1/31/13	945,224	815,728
Custom Building Products Inc., Term Loan B	5.750%	3/19/15	531,732	531,732
Panolam Industries International Inc., Extended First Lien Term Loan	8.250%	12/31/13	1,039,612	946,047
Pike Electric Inc., Term Loan B	2.063%	7/2/12	716,559	678,044
Pike Electric Inc., Term Loan C	2.063%	12/10/12	847,462	801,911
South Edge LLC, Term Loan C	3.250%	10/31/09	2,500,000	1,187,500	(c)
Total Building and Development				7,093,535
Business Equipment and Services — 10.1%
Affinion Group Inc., Term Loan B	5.000%	10/10/16	1,945,704	1,914,086
Asurion Corp., First Lien Term Loan	3.257 - 3.398%	7/3/14	1,197,723	1,146,819
Asurion Corp., Second Lien Term Loan	6.757%	7/3/15	1,500,000	1,433,125
Belfor U.S.A., Term Loan B	5.750 - 6.000%	12/4/13	2,255,092	2,243,817
Booz Allen Hamilton Inc., Tranche C Term Loan	6.000%	7/31/15	960,740	964,493
Bright Horizons Family Solutions, Term Loan B	7.500%	5/28/15	1,499,268	1,505,559
Deluxe Entertainment Service Group Inc., Canadian Term Loan	6.250%	5/11/13	122,118	106,853
Deluxe Entertainment Service Group Inc., Letter of Credit	6.250%	5/11/13	74,486	65,175
Deluxe Entertainment Service Group Inc., Second Lien Term Loan	11.000%	11/11/13	100,000	82,500
Deluxe Entertainment Service Group Inc., Tranche B Term Loan	6.250%	5/11/13	1,106,893	968,532
Fidelity National Information Solutions Inc., Term Loan B	5.250%	7/18/16	1,311,556	1,323,149
First Data Corp., Term Loan B1	3.006%	9/24/14	955,687	843,632
InfoGroup Inc., New Term Loan B	6.250%	7/1/16	854,732	857,616

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Annual Report	5

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Business Equipment and Services — continued
Interactive Data Corp., Term Loan B	6.750%	1/27/17	$1,090,231	$1,105,785
Intralinks Inc., Term Loan	6.000%	6/15/14	1,287,487	1,258,519	†
Lender Processing Services Inc., Term Loan B	2.756%	7/2/14	446,857	448,902
N.E.W Holdings I LLC, Secured Term Loan	6.000%	3/23/16	1,555,357	1,550,173
U.S. Investigations Services LLC, Term Loan	3.292%	2/21/15	1,083,799	997,095
Verifone Inc., Term Loan	3.010%	10/31/13	357,561	355,773
Total Business Equipment and Services				19,171,603
Cable and Satellite Television — 2.9%
Bragg Communications Inc., Term Loan B Tranche Two	2.799%	8/31/14	1,952,163	1,915,560
Insight Midwest Holdings LLC, Term Loan B	2.010 - 2.280%	4/7/14	1,562,881	1,503,993
Knology Inc., Term Loan B	—	9/13/16	214,254	212,112	†
Mediacom Illinois LLC, Tranche D Term Loan	5.500%	3/31/17	1,996,222	1,978,132	†
Total Cable and Satellite Television				5,609,797
Chemicals/Plastics — 6.9%
Hexion Specialty Chemicals Inc., Extended Term Loan C4	4.188%	5/5/15	804,001	766,775
Hexion Specialty Chemicals Inc., Term Loan C5	2.563%	5/6/13	776,414	733,711
Huish Detergents Inc., Second Lien Term Loan	4.510%	10/26/14	1,675,000	1,621,958
Kik Custom Products Inc., Canadian Term Loan	2.540%	6/2/14	92,814	78,428
Kik Custom Products Inc., First Lien Term Loan	2.540%	6/2/14	541,416	457,497
Kik Custom Products Inc., Second Lien Term Loan	5.289%	11/30/14	1,583,334	1,062,813
Nalco Co., Term Loan	6.500%	5/13/16	888,750	888,842
Nalco Co., Term Loan B	—	10/6/17	1,625,000	1,616,875	†
Polypore Inc., Incremental Term Loan	2.260%	7/3/14	1,074,268	1,042,711
Rockwood Specialties Group Inc., Tranche H	6.000%	5/15/14	936,851	939,193
Styron S.A.R.L LLC, Term Loan B	7.500%	6/17/16	1,042,956	1,059,252
Texas Petrochemicals Corp., Letter of Credit	2.813 - 3.125%	6/27/13	370,329	368,400
Texas Petrochemicals Corp., Term Loan B	2.813 - 3.125%	6/27/13	1,097,169	1,091,455
Unifrax Corp., Term Loan B	2.563%	5/2/13	1,415,630	1,348,388
Total Chemicals/Plastics				13,076,298
Clothing/Textiles — 0.5%
Hanesbrands Inc., New Term Loan	5.250%	12/10/15	883,436	893,651
Conglomerates — 0.7%
TriMas Corp., Tranche B Extended Term Loan	6.000%	12/15/15	1,170,000	1,155,375
TriMas Corp., Tranche B1 LC Extended Term Loan	6.000%	8/2/11	187,500	185,156
Total Conglomerates				1,340,531
Containers and Glass Products — 2.3%
Graphic Packaging International Inc., First Lien Term Loan	2.488 - 2.533%	5/16/14	2,013,488	1,963,026
Reynolds Group Holdings Inc., Incremental Term Loan	5.750%	5/5/16	619,383	622,349
Reynolds Group Holdings Inc., Term Loan A	—	8/6/15	555,000	556,040	†
Reynolds Group Holdings Inc., Term Loan D	—	5/5/16	1,295,000	1,302,787	†
Total Containers and Glass Products				4,444,202
Cosmetics/Personal Care — 0.5%
Vi-Jon, Term Loan B	2.259 - 2.573%	4/24/14	1,019,032	957,890

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Drugs — 1.7%
Catalent Pharma Solutions, Dollar Term Loan	2.506%	4/10/14	$1,092,578	$1,010,362
Royalty Pharma Finance Trust, Term Loan	2.539%	4/16/13	1,547,214	1,536,809
Valeant Pharmaceuticals, Term Loan B	—	9/21/16	647,085	653,707	†
Total Drugs				3,200,878
Electronics/Electric — 5.8%
Dealer Computer Services, Term Loan B	5.250%	4/21/17	1,694,296	1,692,783
Intergraph Corp., First Lien Term Loan	6.000 - 6.250%	5/29/14	384,933	385,651
Intergraph Corp., Incremental Term Loan B1	4.549%	5/29/14	2,250,106	2,246,929
MSCI Inc., New Term Loan	4.750%	6/1/16	990,774	996,966
Sabre Inc., Term Loan B	2.256 - 2.475%	9/30/14	1,588,358	1,471,961
Travelport, Delayed Draw Term Loan	2.760%	8/23/13	1,684,509	1,625,244
Vertafore Inc., First Lien Term Loan	6.750 - 7.250%	7/29/16	1,845,375	1,849,758
Vision Solutions Inc., Term Loan B	7.750%	7/23/16	800,000	784,000
Total Electronics/Electric				11,053,292
Equipment Leasing — 0.5%
Rent-A-Center Inc., Extended Term Loan B	3.300%	3/31/15	806,415	808,431
Rent-A-Center Inc., Term Loan B	2.010 - 2.040%	6/30/12	45,307	45,193
Total Equipment Leasing				853,624
Farming/Agriculture — 0.1%
CF Industries Inc., New Term Loan B	4.500%	4/6/15	183,637	185,065
Finance — 0.5%
CB Richard Ellis Services Inc., Tranche B	5.500%	12/20/13	875,022	876,799
Food Products — 4.5%
American Seafood Group LLC, Term Loan B	5.500%	5/7/15	932,813	933,099
Michael Foods Inc., Term Loan B	6.250%	6/29/16	1,945,091	1,963,326
NPC International, Term Loan B	2.010 - 2.290%	5/3/13	1,443,719	1,387,775
Pierre Foods Inc., First Lien Term Loan	—	9/29/16	2,100,000	2,079,000	†
Pinnacle Foods Group Inc., Term Loan D	6.000%	4/2/14	851,616	856,225
Pinnacle Foods Holdings Corp., Tranche B Term Loan	2.758%	4/2/14	1,333,001	1,291,970
Total Food Products				8,511,395
Food/Drug Retailers — 1.2%
General Nutrition Centers, Term Loan B	2.510 - 2.790%	9/16/13	1,408,010	1,365,770
Smart & Final, Delayed Draw Term Loan	3.256 - 3.308%	5/31/14	379,255	353,656
Smart & Final, Term Loan B	3.256 - 3.308%	5/31/14	533,410	497,405
Total Food/Drug Retailers				2,216,831
Forest Products — 1.3%
Cenveo Corp., Delayed Draw Term Loan	4.792%	6/21/13	27,615	27,209
Cenveo Corp., Term Loan C	4.792%	6/21/13	967,234	953,029
Clarke American Corp., Term Loan B	2.756 - 2.789%	6/30/14	1,595,876	1,400,780
Total Forest Products				2,381,018
Health Care — 10.6%
AMN Healthcare, Term Loan B	7.250%	6/23/15	1,484,372	1,471,384
Ardent Medical Services Inc., First Lien Term Loan	6.500%	9/15/15	1,161,564	1,139,785

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Annual Report	7

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
Biomet Inc., Term Loan B	3.256 - 3.289%	3/25/15	$1,855,602	$1,802,825
Carestream Health Inc., Second Lien Term Loan	5.506%	10/30/13	2,300,000	2,167,750
DJO Finance LLC, New Term Loan B	3.256%	5/20/14	1,501,518	1,441,457
Education Management LLC, Term Loan C	2.063%	6/3/13	1,672,406	1,547,890
Fresenius US Finance I Inc., Term Loan C1	4.500%	9/10/14	1,238,842	1,246,972
Fresenius US Finance I Inc., Term Loan C2	4.500%	9/10/14	743,961	748,844
HCA Inc., Term Loan B	2.539%	11/18/13	1,000,000	963,975
Medassets Inc., Term Loan B	4.007 - 4.039%	10/23/13	1,684,468	1,683,415
Multiplan Inc., Term Loan B	6.500%	8/26/17	1,494,231	1,497,780
Universal Health Services Inc., Term Loan B	—	7/28/16	1,850,000	1,860,839	†
Vanguard Health Holding Co. II LLC, Term Loan B	5.000%	1/29/16	1,600,000	1,590,166
Warner Chilcott PLC, Incremental Term Loan	6.250%	4/30/15	137,840	138,130
Warner Chilcott PLC, Term Loan A	6.000%	10/30/14	367,045	365,898
Warner Chilcott PLC, Term Loan B	6.250%	4/30/15	295,031	295,506
Warner Chilcott PLC, Term Loan B1	6.250%	4/30/15	177,176	177,462
Total Health Care				20,140,078
Home Furnishings — 0.2%
Sleep Innovations Inc., Second Lien Term Loan	11.500%	3/5/15	463,173	414,540	(b)
Hotels/Motels/Inns and Casinos — 2.3%
Ameristar Casinos Inc., Initial Term Loan	3.507%	11/10/12	1,794,359	1,791,742
Penn National Gaming Inc., Term Loan B	2.010 - 2.240%	10/3/12	1,114,525	1,095,230
Seminole Tribe of Florida, Term Loan B1	1.813%	3/5/14	82,563	77,300
Seminole Tribe of Florida, Term Loan B2	1.813%	3/5/14	297,695	278,717
Seminole Tribe of Florida, Term Loan B3	1.813%	3/5/14	197,624	185,025
VML U.S. Finance LLC, Delayed Draw Term Loan B	4.780%	5/25/12	346,776	343,606
VML U.S. Finance LLC, Term Loan B	4.780%	5/27/13	600,360	592,043
Total Hotels/Motels/Inns and Casinos				4,363,663
Industrial Equipment — 2.1%
Bucyrus International Inc., Term Loan	4.500%	2/19/16	1,603,083	1,618,713
Manitowoc Co. Inc., Term Loan B	8.000%	11/6/14	942,193	945,723
Veyance Technologies Inc., Delayed Draw Term Loan	2.760%	7/31/14	213,267	185,010
Veyance Technologies Inc., Initial Term Loan	2.760%	7/31/14	1,489,035	1,291,738
Total Industrial Equipment				4,041,184
Insurance — 1.2%
AGFS Funding Co., Term Loan B	7.250%	4/21/15	2,345,156	2,360,730
Leisure — 6.0%
AE Europe Holdings LLC, First Lien Term Loan	3.010%	12/1/12	390,123	388,172
AE Europe Holdings LLC, Second Lien Term Loan	6.760%	6/1/13	1,000,000	990,000
Amscan Holdings Inc., New Term Loan	2.539%	5/25/13	631,822	603,916
Carmike Cinemas Inc., Term Loan B	—	1/27/16	1,500,000	1,503,215	†
Cedar Fair L.P., Term Loan B	5.500%	12/15/16	735,077	742,268
Lodgenet Entertainment Corp., Term Loan	4.250%	4/4/14	1,300,929	1,198,481
Regal Cinemas Inc., Term Loan	3.789%	11/21/16	2,103,522	2,088,073
Six Flags Theme Parks Inc., Second Lien Term Loan	9.250%	10/21/16	250,000	258,433

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Leisure — continued
Six Flags Theme Parks Inc., Term Loan B	6.000%	6/30/16	$1,897,669	$1,909,283
Zuffa, Incremental Term Loan	7.500%	6/18/15	372,845	377,272
Zuffa, Term Loan B	2.313%	6/22/15	1,511,062	1,435,131
Total Leisure				11,494,244
Nonferrous Metals/Materials — 1.5%
Compass Minerals Group Inc., Term Loan	1.760 - 1.800%	12/22/12	1,018,171	1,018,171
Novelis Inc., CA Term Loan	2.260%	7/6/14	386,187	374,601
Novelis Inc., US Term Loan	2.260%	7/6/14	849,670	824,180
Oxbow Carbon And Mineral Holdings LLC, Term Loan	2.289%	5/8/14	699,272	670,865
Total Nonferrous Metals/Materials				2,887,817
Oil & Gas — 3.4%
Alon USA Energy Inc., Edgington Term Loan	2.506%	6/22/13	311,220	208,517
Alon USA Energy Inc., Paramount Term Loan	2.506 - 3.008%	6/22/13	2,489,760	1,668,139
CGGVeritas Services Inc., Term Loan B2	5.500%	1/12/16	786,312	787,787
Dresser Inc., Term Loan	2.612%	5/4/14	1,208,376	1,167,972
Hercules Offshore Inc., Term Loan B	6.000%	7/11/13	916,448	792,400
Semcrude L.P., Second Lien Term Loan	9.000%	11/30/16	201,873	204,996
Western Refining Co. L.P., Term Loan B	10.750%	5/30/14	1,747,877	1,717,653
Total Oil & Gas				6,547,464
Publishing — 3.8%
Dex Media East LLC, New Term Loan	2.790 - 2.980%	10/24/14	1,478,427	1,125,222
Getty Images Inc., Initial Term Loan	6.250%	7/2/15	1,131,572	1,140,059
Lamar Media Corp., Term Loan B	4.250%	12/31/16	1,674,273	1,684,318
Quad/Graphics Inc., Term Loan B	5.500%	4/14/16	1,361,043	1,340,627
Valassis Communications Inc., Delayed Draw Term Loan	2.540%	3/2/14	198,848	195,741
Valassis Communications Inc., Term Loan B	2.540%	3/2/14	596,609	587,288
Wenner Media LLC, Term Loan	2.006%	10/2/13	1,275,123	1,224,119
Total Publishing				7,297,374
Retailers — 3.7%
24 Hour Fitness Worldwide Inc., New Term Loan	6.750%	4/22/16	746,951	714,272
Bass Pro Group LLC, Term Loan	5.000 - 5.750%	4/9/15	1,243,041	1,248,480
CDW Corp., Term Loan	4.257%	10/10/14	528,325	487,586
Michaels Stores Inc., Term Loan B	2.563 - 2.750%	10/31/13	1,479,156	1,432,101
Neiman Marcus Group Inc., Term Loan	2.258 - 2.294%	4/5/13	1,367,497	1,327,559
Petco Animal Supplies Inc., Term Loan B	2.506 - 2.539%	10/25/13	1,203,125	1,170,684
Pilot Travel Centers LLC, Term Loan B	5.250%	6/30/16	721,366	729,478
Total Retailers				7,110,160
Steel — 0.4%
Tube City IMS Corp., Letter of Credit	2.783%	1/25/14	81,081	75,270
Tube City IMS Corp., Term Loan	2.506%	1/25/14	645,507	599,245
Total Steel				674,515
Surface Transport — 0.2%
Coach America Holdings Inc., First Lien Term Loan	3.230%	4/18/14	475,459	388,687
Coach America Holdings Inc., Synthetic Letter of Credit	3.283%	4/20/14	101,332	82,839
Total Surface Transport				471,526

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Annual Report	9

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Telecommunications/Cellular Communications — 3.4%
Cincinnati Bell Inc., Term Loan	6.500 - 7.250%	6/9/17	$1,049,612	$1,056,171
Crown Castle Operating Co., Term Loan B	1.756%	3/6/14	467,805	455,330
MetroPCS Wireless Inc., Term Loan B	3.813%	11/4/16	1,749,723	1,734,842
MetroPCS Wireless Inc., Term Loan B	2.563%	11/4/13	160,604	157,827
Ntelos Inc., Term Loan B	5.750%	8/7/15	2,991,179	3,006,135
Total Telecommunications/Cellular Communications				6,410,305
Utilities — 3.4%
Astoria Generating Co. Acquisitions LLC, Term Loan B	2.100 - 2.040%	2/23/13	540,125	531,686
Calpine Corp., First Priority Term Loan	3.165%	3/29/14	1,357,468	1,328,904
Covanta Holding Corp., Letter of Credit	1.934%	2/10/14	164,948	158,350
Covanta Holding Corp., Term Loan B	1.938 - 2.063%	2/10/14	323,325	310,392
Firstlight Power Resources Inc., Letter of Credit	2.813%	11/1/13	16,365	15,383
Firstlight Power Resources Inc., Second Lien Term Loan	4.813%	5/1/14	250,000	227,500
Firstlight Power Resources Inc., Term Loan B	2.813%	11/1/13	884,951	831,854
GenOn Energy Inc., Term Loan B	—	9/8/17	574,654	574,070	†
Mirant North America LLC, Term Loan B	2.006%	1/3/13	687,397	684,648
Reliant Energy Inc., Letter of Credit	2.009%	6/30/14	466,667	463,459
TPF Generation Holdings LLC, Letter of Credit	2.289%	12/13/13	154,214	146,439
TPF Generation Holdings LLC, Revolver	2.289%	12/15/11	48,343	45,906
TPF Generation Holdings LLC, Second Lien Term Loan C	4.539%	12/15/14	830,000	757,894
TPF Generation Holdings LLC, Term Loan B	2.289%	12/15/13	375,419	356,492
Total Utilities				6,432,977
Total Collateralized Senior Loans (Cost — $175,841,280)				173,116,450
Uncollateralized Senior Loans (a) — 0.7%
Clothing/Textiles — 0.7%
Levi Strauss & Co., Term Loan (Cost — $1,006,944)	2.506%	3/27/14	1,398,319	1,303,349
Corporate Bonds & Notes — 3.7%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.1%
Cedar Fair L.P.	9.125%	8/1/18	100,000	105,500	(d)
Scientific Games Corp.	8.125%	9/15/18	106,000	108,650	(d)
Total Hotels, Restaurants & Leisure				214,150
Specialty Retail — 0.6%
General Nutrition Centers	5.750%	3/15/14	1,175,000	1,170,594	(b)(e)
Total Consumer Discretionary				1,384,744
Energy — 1.2%
Energy Equipment & Services — 0.5%
Geokinetics Holdings Inc., Senior Secured Notes	9.750%	12/15/14	1,000,000	880,000	(d)
Oil, Gas & Consumable Fuels — 0.7%
Stallion Oilfield Holdings	10.500%	2/15/15	1,000,000	1,027,500	(d)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	7.875%	10/15/18	392,000	410,620	(d)
Total Oil, Gas & Consumable Fuels				1,438,120
Total Energy				2,318,120

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.8%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	$500,000	$505,000	(d)
Qwest Corp., Senior Notes	3.542%	6/15/13	2,659,000	2,791,950	(e)
Total Telecommunication Services				3,296,950
Total Corporate Bonds & Notes (Cost — $6,565,847)				6,999,814

	Shares
Common Stocks — 0.4%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Mark IV LLC — Class A Shares	4,912	189,726	(f)
Textiles, Apparel & Luxury Goods — 0.0%
Comfort Co. Inc.	3,664	0	(f)(g)
Total Consumer Discretionary		189,726
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
SemGroup Corp., Class A Shares	24,938	579,809
Total Common Stocks (Cost — $687,306)		769,535
Total Investments Before Short-Term Investment (Cost — $184,101,377)		182,189,148

			Face Amount
Short-Term Investments — 4.3%
U.S. Government Agencies — 4.3%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $8,284,000)	0.010%	10/1/10	$8,284,000	8,284,000	(h)
Total Investments — 100.0% (Cost — $192,385,377#)				$190,473,148

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of September 30, 2010.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.
(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	Illiquid security.
(h)	Rate shown represents yield-to-maturity.
†	All or a portion of this loan is unfunded as of September 30, 2010. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is $192,531,698.

Abbreviations used in this schedule:
Second Lien	— Subordinate Lien to First Lien
Term	— Term loan typically with a First Lien on specified assets

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Annual Report	11

Statement of assets and liabilities

September 30, 2010

Assets:
Investments, at value (Cost — $192,385,377)	$190,473,148
Cash	550,157
Receivable for securities sold	1,947,913
Interest receivable	696,890
Principal paydown receivable	196,731
Prepaid expenses	13,413
Total Assets	193,878,252

Liabilities:
Loan payable (Note 5)	25,500,000
Payable for securities purchased	14,355,264
Investment management fee payable	117,162
Interest payable	103,097
Distributions payable to auction rate cumulative preferred stockholders	8,045
Directors’ fees payable	7,692
Accrued expenses	137,325
Total Liabilities	40,228,585
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
Total Net Assets	$118,649,667

Net Assets:
Par value ($0.001 par value; 9,910,814 shares issued and outstanding; 50,000,000 common shares authorized)	$9,911
Paid-in capital in excess of par value	146,413,539
Undistributed net investment income	1,010,608
Accumulated net realized loss on investments	(26,872,162)
Net unrealized depreciation on investments	(1,912,229)
Total Net Assets	$118,649,667

Shares Outstanding	9,910,814

Net Asset Value	$11.97

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2010 Annual Report

Statement of operations

For the Year Ended September 30, 2010

Investment Income:
Interest	$8,313,829

Expenses:
Investment management fee (Note 2)	1,408,386
Interest expense (Note 5)	410,257
Legal fees	136,398
Audit and tax	116,600
Commitment fees (Note 5)	48,115
Transfer agent fees	44,591
Directors’ fees	41,321
Shareholder reports	21,185
Excise tax (Note 1)	20,823
Stock exchange listing fees	18,692
Auction participation fees (Note 7)	17,703
Rating agency fees	17,550
Auction agent fees	15,440
Custody fees	9,273
Insurance	5,222
Miscellaneous expenses	12,054
Total Expenses	2,343,610
Less: Compensating balance arrangements (Note 1)	(123)
Net Expenses	2,343,487
Net Investment Income	5,970,342
Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(665,659)
Change in Net Unrealized Appreciation (Depreciation) From Investments	7,424,272
Net Gain on Investments	6,758,613
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 7)	(103,090)
Increase in Net Assets from Operations	$12,625,865

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Annual Report	13

Statements of changes in net assets

For the Years Ended September 30,	2010	2009

Operations:
Net investment income	$5,970,342	$6,003,073
Net realized loss	(665,659)	(16,953,165)
Change in net unrealized appreciation (depreciation)	7,424,272	18,031,294
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(103,090)	(379,548)
Increase in Net Assets From Operations	12,625,865	6,701,654

Distributions to Shareholders From (Note 1):
Net investment income	(5,262,624)	(5,500,466)
Decrease in Net Assets From Distributions to Shareholders	(5,262,624)	(5,500,466)

Fund Share Transactions:
Proceeds from shares issued on reinvestment of distributions (64 and 0 shares issued, respectively)	774	—
Increase in Net Assets From Fund Share Transactions	774	—
Increase in Net Assets	7,364,015	1,201,188

Net Assets:
Beginning of year	111,285,652	110,084,464
End of year*	$118,649,667	$111,285,652
* Includes undistributed net investment income of:	$1,010,608	$277,140

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2010 Annual Report

Statement of cash flows

For the Year Ended September 30, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and principal paydowns received	$7,124,912
Operating expenses paid	(1,947,853)
Interest paid	(337,299)
Net purchases of short-term investments	(5,055,909)
Cash distributions paid to auction rate cumulative preferred stockholders	(102,957)
Purchases of long-term investments	(102,322,254)
Proceeds from disposition of long-term investments	107,629,189
Net Cash Provided By Operating Activities	4,987,829

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(5,261,850)
Net Cash Used By Financing Activities	(5,261,850)
Net Decrease in Cash	(274,021)
Cash, Beginning of year	824,178
Cash, End of year	$550,157

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$12,625,865
Accretion of discount on investments	(976,664)
Amortization of premium on investments	(4,252)
Increase in investments, at value	(17,618,163)
Increase in payable for securities purchased	9,788,915
Increase in interest and principal paydowns receivable	(320,269)
Decrease in receivable for securities sold	1,433,929
Increase in prepaid expenses	(2,090)
Increase in distributions payable to auction rate preferred stockholders	133
Increase in interest payable	72,958
Decrease in accrued expenses	(12,533)
Total Adjustments	(7,638,036)
Net Cash Flows Provided by Operating Activities	$4,987,829

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Annual Report	15

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2010	2009	2008	2007	2006[1]

Net asset value, beginning of year	$11.23	$11.11	$13.48	$14.25	$14.32

Income (loss) from operations:
Net investment income	0.59	0.61	1.16	1.51	1.36
Net realized and unrealized gain (loss)	0.69	0.11	(2.31)	(0.72)	(0.09)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.01)	(0.04)	(0.38)	(0.47)	(0.41)
Total income (loss) from operations	1.27	0.68	(1.53)	0.32	0.86

Less distributions from:
Net investment income	(0.53)	(0.56)	(0.84)	(1.09)	(0.93)
Total distributions	(0.53)	(0.56)	(0.84)	(1.09)	(0.93)

Net asset value, end of year	$11.97	$11.23	$11.11	$13.48	$14.25

Market price, end of year	$11.14	$9.72	$8.15	$12.65	$13.43
Total return, based on NAV[2,3]	11.92%	9.15%	(11.07)%	2.43%	6.80%
Total return, based on Market Price[3]	20.34%	28.79%	(30.48)%	2.00%	10.44%

Net assets, end of year (millions)	$119	$111	$110	$134	$141

Ratios to average net assets[4]:
Gross expenses	2.03%	2.92%	2.13%	2.63% [5]	2.31%
Gross expenses, excluding interest expense[6]	1.67	2.22	1.89	1.95 [5]	1.84
Net expenses[7]	2.03	2.92	2.12	2.55 [5,8]	2.31 [8]
Net expenses, excluding interest expense[6,7]	1.67	2.22	1.89	1.87 [5,8]	1.84 [8]
Net investment income	5.17	6.73	9.33	10.67	9.48

Portfolio turnover rate	61%	27%	29%	77%	86%

Auction rate cumulative preferred stock:
Total Amount Outstanding (000s)	$35,000	$35,000	$35,000	$85,000	$85,000
Asset Coverage Per Share	74,029	70,986	57,378	64,279	66,469
Involuntary Liquidating Preference Per Share[9]	25,000	25,000	25,000	25,000	25,000

Supplemental data:
Loans Outstanding, End of Year (000s)	25,500	25,500	50,000	5,000	12,000
Asset Coverage for Loan Outstanding	703%	673%	390%	4471%	1983%
Weighted Average Loan (000s)	25,500	31,287	6,172	15,685	11,389
Weighted Average Interest Rate on Loans	1.61%	1.98%	4.67%	6.07%	5.79%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4  Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

5  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios including interest expense would have been 2.49% and 2.48%, respectively, and gross and net expense ratios excluding interest expense would both have been 1.81%.

6  Ratio includes commitment fees incurred on the line of credit.

7  The impact of compensating balance arrangements, if any, was less than 0.01%.

8  Reflects fee waivers and/or expense reimbursements.

9  Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), with the assistance of Citigroup Alternative Investments LLC (“CAI”), the Fund’s subadviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. LMPFA may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the senior loans held by the Fund have or could have occurred. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

LMP Corporate Loan Fund Inc. 2010 Annual Report	17

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized senior loans	—	$173,116,450	—	$173,116,450
Uncollateralized senior loans	—	1,303,349	—	1,303,349
Corporate bonds & notes	—	6,999,814	—	6,999,814
Common stocks:
Consumer discretionary	—	—	$189,726	189,726
Energy	$579,809	—	—	579,809
Total long-term investments	$579,809	$181,419,613	$189,726	$182,189,148
Short-term investments†	—	8,284,000	—	8,284,000
Total investments	$579,809	$189,703,613	$189,726	$190,473,148

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
Investments In Securities	Collateralized Senior Loans	Consumer Discretionary	Total
Balance as of September 30, 2009	$544,579	$ 0*	$ 544,579
Accrued premiums/discounts	—	—	—
Realized gain(loss)[1]	(174,479)	—	(174,479)
Change in unrealized appreciation (depreciation)[2]	255,519	125,870	381,389
Net purchases (sales)	(625,619)	63,856	(561,763)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of September 30, 2010	—	$189,726	$ 189,726
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	—	$125,870	$ 125,870

*  Value is less than $1.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

18	LMP Corporate Loan Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(f) Cash flow information. The Fund invests in senior loans and securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(g) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. The Fund paid $16,382 of federal excise taxes attributable to calendar year 2009 in March 2010. For the calendar year 2010, the Fund expects to pay an excise tax liability of approximately $45,000.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 20,823	$ 224,102	$(244,925)
(b)	108,017	(108,017)	—

(a)  Reclassifications are primarily due to the expiration of a capital loss carryover and non-deductible excise tax paid by the Fund.

(b)  Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

LMP Corporate Loan Fund Inc. 2010 Annual Report	19

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and CAI is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA pays CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees are calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$112,111,169
Sales	107,130,052

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 3,341,123
Gross unrealized depreciation	(5,399,673)
Net unrealized depreciation	$(2,058,550)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2010, the Fund did not invest in any derivative instruments.

5. Line of credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $50 million. Unless renewed, this agreement terminates on December 15, 2010. For the period October 1, 2009 through August 15, 2010, the Fund paid a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the facility. Effective August 16, 2010, the Fund pays a quarterly facility fee at an annual rate of 0.15%, on the unutilized portion of the facility. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended September 30, 2010 was $410,257. For the year ended September 30, 2010, the Fund incurred commitment fees in the amount of $48,115. For the year ended September 30, 2010, the Fund had an average daily loan balance outstanding of $25.5 million and the weighted average interest rate was 1.61%. At September 30, 2010, the Fund had $25.5 million of borrowings outstanding per this credit agreement.

6. Distributions subsequent to September 30, 2010

On October 12, 2010, the Board of Directors of the Fund declared a distribution in the amount of $0.0510, payable on October 29, 2010, to Common Stock Shareholders of record on October 22, 2010.

20	LMP Corporate Loan Fund Inc. 2010 Annual Report

Notes to financial statements (cont’d)

On November 12, 2010, the Board of Directors of the Fund declared a distribution in the amount of $0.0525 payable on November 26, 2010 to Common Stock Shareholders of record on November 19, 2010.

7. Auction rate cumulative preferred stock

As of September 30, 2010, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.197% to 0.437% during the year ended September 30, 2010. At September 30, 2010, the current dividend rates were as follows:

	Series A	Series B
Current dividend rates	0.302%	0.302%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to declare and pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the year ended September 30, 2010, CGM earned $17,703 as a participating broker/dealer.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income to common shareholders	$5,262,624	$5,500,466
Ordinary income to auction rate cumulative preferred stockholders	103,090	379,548
Total distributions paid	$5,365,714	$5,880,014

LMP Corporate Loan Fund Inc. 2010 Annual Report	21

As of September 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 1,130,581
Capital loss carryforward*	(25,843,326)
Other book/tax temporary differences(a)	(1,002,488)
Unrealized appreciation/(depreciation)(b)	(2,058,550)
Total accumulated earnings/(losses) — net	$(27,773,783)

*  As of September 30, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2011	$ (221,575)
9/30/2012	(5,010,233)
9/30/2013	(75,268)
9/30/2014	(106,488)
9/30/2015	(42,357)
9/30/2016	(909,268)
9/30/2017	(6,912,033)
9/30/2018	(12,566,104)
$(25,843,326)

These amounts will be available to offset any future taxable capital gains.

(a)    Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)   The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

22	LMP Corporate Loan Fund Inc. 2010 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
LMP Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities of LMP Corporate Loan Fund Inc., including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Corporate Loan Fund Inc. as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 19, 2010

LMP Corporate Loan Fund Inc.	23

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Corporate Loan Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

24	LMP Corporate Loan Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	None

LMP Corporate Loan Fund Inc.	25

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	136
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

26	LMP Corporate Loan Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

John Chiota
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

LMP Corporate Loan Fund Inc.	27

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†             Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1       The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2011 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2       Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

28	LMP Corporate Loan Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

LMP Corporate Loan Fund Inc.	29

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a

30	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

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LMP

Corporate Loan Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Identity Theft Prevention Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

LMP Corporate Loan Fund Inc.

55 Water Street
New York, NY 10041

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Citigroup Alternative Investments LLC

Auction agent

Deutsche Bank
60 Wall Street
New York, NY 10005

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD01804 11/10 SR10-1228

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2009 and September 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,600 in 2009 and $56,500 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $56,800 in 2009 and $56,800 in 2010. These services consisted of procedures performed in connection with the agreed upon procedures for the calculations pursuant to the fund’s supplementary creating and fixing the rights of Auction Rate Cumulative Preferred stock, dated March 11, 2002 as of July 31, 2009, September 30, 2009, October 30, 2009, December 31, 2009, January 29, 2010, March 31, 2010, April 30, 2010 and June 30, 2010 for the LMP Corporate Loan Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in 2009 and $3,300 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Corporate Loan Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Corporate Loan Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Corporate Loan Fund Inc. during the reporting period were $0 in 2010.

(h) Yes.  LMP Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                        AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Citigroup Alternative Investments (“CAI”) will not take any action or render any advice with respect to the voting of proxies solicited by, or with respect to, issuers of any securities held in a client’s account unless: (1) the client delegates proxy voting authority to CAI in writing; or (2) the client is a tax-qualified retirement plan subject to ERISA. If a client subject to ERISA wishes to reserve for itself the right to vote proxies, the Portfolio Manager should ensure that the client provides prior written notice to CAI that it expressly retains the right to vote proxies, and that CAI is expressly precluded from taking any action or rendering any advice with respect to the voting of proxies. Unless CAI is responsible for voting proxies, all proxy materials relating to issuers of any securities held in a client’s account shall be forwarded by the Portfolio Manager promptly to the client.

If CAI is responsible for voting proxies or responding to requests for consent with respect to securities held in a client’s account, the Portfolio Manager will have the obligation to do so. In exercising this duty, the Portfolio Manager will vote in a fashion that, in his or her opinion, will maximize the total value of the client’s account.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S)
ADDRESS	TIME SERVED	DURING PAST 5 YEARS

Daniel A. Slotkin Citigroup Alternative Investments LLC (“CAI”) 731 Lexington Avenue New York, NY 10022	Since 2008	Investment Officer and portfolio manager of the fund; Managing Director and Portfolio Manager of focusing on bank loan trading, portfolio strategy, and loan workouts

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2010.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
Daniel A. Slotkin*	1 registered investment company with $0.2 billion in total assets under management	2 Other pooled investment vehicles with approximately$0.5 billion in assets under management	0 Other accounts with $0.0 billion in total assets under management

*                 Includes 1 account managed, totaling $0.5 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2010.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Daniel A. Slotkin	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	November 23, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date:	November 23, 2010